As Filed with the Securities and Exchange Commission on February 25, 2021
Registration Nos. 333 ‑ 25663
811 ‑ 08187

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 29

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 30
AMERICAN FIDELITY SEPARATE ACCOUNT B
(Exact Name of Registrant)
AMERICAN FIDELITY ASSURANCE COMPANY
(Name of Depositor)

9000 CAMERON PARKWAY, OKLAHOMA CITY, OKLAHOMA	73114
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, Including Area Code	405.523.2000

Christopher T. Kenney	Jennifer Wheeler
Senior Vice President and	Vice President and Senior Counsel
General Counsel	American Fidelity Assurance Company
American Fidelity Assurance Company	9000 Cameron Parkway
9000 Cameron Parkway	Oklahoma City, Oklahoma 73114
Oklahoma City, Oklahoma 73114
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:	As soon as practicable after effectiveness of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] on May 1, 2021 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ x ] on May 1, 2021 pursuant to paragraph (a) (1) of Rule 485

If appropriate, check the following box:
[ ] This post‑effective amendment designates a new effective date for a previously filed post‑effective amendment.

Title of Securities Being Registered: Individual variable annuity contracts

AF Advantage®
Variable Annuity
from

May 1, 2021

AF Advantage® Variable Annuity
issued by
American Fidelity Separate Account B
and
American Fidelity Assurance Company
PROSPECTUS
May 1, 2021

American Fidelity Separate Account B (“Separate Account B” or the “Registrant”) is offering individual variable annuity contracts.  This prospectus describes all of the material features of the individual contracts available under the AF Advantage® Variable Annuity policy.

AF Advantage® Variable Annuity is a fixed and variable deferred annuity policy.  You have 11 investment options in the annuity – the Guaranteed Interest Account, a fixed investment option, and 10 variable investment options, each of which corresponds with one of the following eligible portfolios:
American Funds Insurance Series ® Blue Chip Income and Growth Fund International Fund BNY Mellon Stock Index Fund, Inc. BNY Mellon Variable Investment Fund Opportunistic Small Cap Portfolio
The BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
Vanguard® Variable Insurance Fund*
Balanced Portfolio
Capital Growth Portfolio
Mid-Cap Index Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

This prospectus contains important information about the AF Advantage® Variable Annuity and Separate Account B that a prospective investor should know before investing.  Please keep a copy of this prospectus for future reference.
If you are a new investor in the policy, you may cancel your AF Advantage® Variable Annuity within 30 days of receiving it without paying fees or penalties.  In some states, this cancellation period may be longer.  Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total policy value, whichever is greater.  You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the portfolio companies available under your contract may no longer be sent by mail, unless you specifically request paper copies of the reports from us.  Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Registrant electronically by sending an email request to va.help@americanfidelity.com. You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by contacting us, as set forth above. Your election to receive reports in paper will apply to all portfolio companies available under your contract.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.  This prospectus may only be used to offer the contract where the contract may be lawfully sold.  The contract and certain features described in the contract may only be available in certain states. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
* Vanguard is a trademark of The Vanguard Group, Inc.

i

GLOSSARY OF TERMS
Some of the terms used in this prospectus are technical.  To help you understand these terms, we have defined them below.
Account value:  The value of the policy during the accumulation phase.
Accumulation phase:  The period of time between purchasing a policy and receiving annuity payments.  Until you begin receiving annuity payments, the annuity is in the accumulation phase.
Accumulation unit:  The unit of measurement used to keep track of the value of a participant’s interest in a sub-account during the accumulation phase.
Annuitant:  The person on whose life annuity payments are based.
Annuity:  A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.
Annuity date:  The date annuity payments begin.
Annuity options:  The pay-out methods available to select during the annuity phase.
Annuity payments:  Regular income payments received from the policy during the annuity phase.
Annuity phase:  The period of time during which annuity payments are made.
Annuity unit:  The unit of measure used to calculate annuity payments during the annuity phase.
Assumed Investment Rate:  The assumed rate of return used to determine the first annuity payment for a variable annuity option.
Eligible portfolios:  The portfolios that serve as the Separate Account’s underlying investment options.  Each sub-account invests its assets into a corresponding portfolio.  Each portfolio (sometimes called a fund) has its own investment objective.
General account:  Our general account consists of all of our assets other than those assets allocated to the separate accounts.
Guaranteed Interest Account:  The fixed investment option within our general account which earns interest.
Investment options:  The eligible investment options consist of (1) the Guaranteed Interest Account, which is our fixed investment option, and (2) the sub-accounts, which are variable investment options.  We reserve the right to add, remove or combine sub-accounts as eligible investment options.
Policy:  The AF Advantage® Variable Annuity.
Policy owner:  The person or entity entitled to ownership rights under a policy.
Portfolio companies:  The companies offering the portfolios in which the sub-accounts invest.
Purchase payment:  Money invested in the policy by or on behalf of a participant and allocated to a participant’s account.
Separate Account:  The Separate Account is called American Fidelity Separate Account B, which is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.
Sub-account:  An investment option of Separate Account B, which invests its assets in shares of a corresponding eligible portfolio.
We, Us, Our:  American Fidelity Assurance Company, the insurance company offering the contract or policy.
You, Your:  Generally, the policy owner.

ii

TABLE OF CONTENTS
                                          Page
IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY	1
OVERVIEW OF THE POLICY	4
FEE TABLE	5
PRINCIPAL RISKS OF INVESTING IN THE POLICY	7
GENERAL DESCRIPTION OF THE REGISTRANT, DEPOSITOR AND PORTFOLIO COMPANY	7
CHARGES	8
REVENUE SHARING ARRANGEMENTS	9
THE AF ADVANTAGE® VARIABLE ANNUITY	10
PURCHASING AN AF ADVANTAGE® VARIABLE ANNUITY POLICY	11
RECEIVING PAYMENTS FROM THE ANNUITY	15
SURRENDERS AND WITHDRAWALS	17
BENEFITS AVAILABLE UNDER THE POLICY	18
LOANS	20
TAXES	20
LEGAL PROCEEDINGS	25
FINANCIAL STATEMENTS	25
APPENDIX: PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT	26

iii

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES	CROSS-REFERENCE(S)
Charges for Early Withdrawals.
If you withdraw money from the Policy within the first eight policy years, you will be assessed a withdrawal charge.  The maximum withdrawal charge will never exceed 8% of the total purchase payments.

For example, if you make an early withdrawal on a $100,000 investment, you could pay a withdrawal charge of up to $8,000.
Fee Table; Withdrawal Charge; Surrenders and Withdrawal
Transaction Charges.

In addition to withdrawal charges, you may also be charged for transfers between investment options.  There is no charge for the first 12 transfers in a policy year during the accumulation phase and no charge for the one transfer allowed each policy year during the annuity phase, thereafter, the fee is $25 or 2% of the amount transferred, whichever is less.

Fee Table; Transfer Charges

Ongoing Fees and Expenses (annual charges).
The table below describes the fees and expenses that you may pay each year, depending on the options you choose.  Please refer to your policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

Annual Fee                Minimum                   Maximum
Base Contract
(as a percentage           1.50%                           1.50%
of average account
value only one
Contract
Class offered)

Investment
options
(Portfolio Company
fees and expenses        [   ]%                         [   ]%
as a percentage
of net asset value)

Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. The estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.

Lowest Annual Cost:                            Highest Annual Cost:
            $[   ]                                                            $[   ]

Assumes:                                              Assumes:
*Investment of                                    *Investment of
   $100,000                                               $100,000
*5% annual appreciation                   *5% annual appreciation
* Least expensive                               *Most expensive
  combination of                                     combination of
  Contract Class                                      Contract Class
  and Portfolio                                          and Portfolio
  Company fees                                       Company fees
  and expenses                                         and expenses
*No sales charges                              *No sales charges
*No additional                                    *No additional
  purchase payments,                           purchase payments,
  transfers or                                          transfers or
  withdrawals                                         withdrawals

Fee Table; Charges

RISKS	CROSS-REFERENCE(S)

Risk of Loss.	You can lose money by investing in the policy.	Principal Risks of Investing in the Policy
Not a Short-Term Investment.

A policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. It is designed for individuals seeking long-term investments, generally for retirement or other long-term purposes.
Principal Risks of Investing in the Policy
Risks Associated with Investment Options.

An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the policy (e.g., Portfolio Companies), that each investment option (including any fixed account investment option) will have its own risks, and you should review these investment options before making an investment decision.
Principal Risks of Investing in the Policy
Insurance Company Risks.

An investment in the policy is subject to the risks related to American Fidelity Insurance Company, including that any obligations (including under the fixed account investment option), guarantees, or benefits are subject to the claims-paying ability of American Fidelity Insurance Company. More information about American Fidelity Insurance Company, including financial strength ratings, is available by sending an email request to va.help@americanfidelity.com.
Principal Risks of Investing in the Policy
RESTRICTIONS		CROSS-REFERENCE(S)
Investments.
At your direction, we will make transfers between any of the investment options to which you have allocated money.  We reserve the right to limit the number of transfers that may be made.  All of the transfers you make in any one day count as one transfer.  If you transfer funds between investment options, we will not be liable for transfers we make at your direction.  All transfers must be in whole percentages.  We reserve the right, at any time and without prior notice, to end, suspend or change the transfer privilege, in which case we will provide written notice of any such action.
Transfers During the Accumulation Phase.  If you make more than 12 transfers in a policy year, we will charge a transfer fee, which will be deducted from your account.  The fee is $25 per transfer or 2% of the amount transferred, whichever is less.  In order to make a transfer, you must transfer at least $500 from the investment option from which you are making the transfer, unless the full amount of the investment option is valued at less than $500, in which case you must transfer the entire amount.  All transfers must be in whole percentages.
Transfers During the Annuity Phase.  During the annuity phase, you may only make one transfer in each policy year.  You may make transfers among the variable investment options or from any of the variable investment options to the Guaranteed Interest Account option.  There is no transfer fee charged for the one transfer.  You cannot make a transfer from the Guaranteed Interest Account Option to a variable investment option.
We reserve the right to remove or substitute Portfolio Companies as investment options.
Transfers; Substitution
Optional Benefits.	N/A.	None

TAXES	CROSS-REFERENCE(S)
Tax Implications.

You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the policy, and there is no additional tax benefit to you if the policy is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

Taxes
CONFLICTS OF INTEREST	CROSS-REFERENCE(S)
Investment Professional Compensation.

The policy is sold exclusively through financial professionals who are representatives of American Fidelity Assurance Company’s affiliated broker dealer, and who are compensated for selling the policy with a base salary and a commission. These investment professionals may have a financial incentive to offer the policy over another investment.
Underwriter
Exchanges.
Some investment professionals may have a financial incentive to offer you a new policy in place of the one you already own, and you should only exchange your policy if you determine, after comparing other features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own the existing policy.
Underwriter

OVERVIEW OF THE POLICY
In this summary, we discuss some of the important features of your variable annuity policy.  You should read the entire prospectus for more detailed information about your policy and Separate Account B.
In this prospectus, we describe the AF Advantage® Variable Annuity flexible premium variable and fixed deferred annuity policy that we offer.  The annuity policy is a contract between you, as the policy owner, and us, American Fidelity Assurance Company, as the insurance company.  Through the annuity policy, we are able to provide a means for you to invest, on a tax deferred basis, in one or more of the sub-accounts, which are variable investment options, and the Guaranteed Interest Account, a fixed investment option.  Each of the sub-accounts invests in a corresponding eligible portfolio.
The AF Advantage® Variable Annuity is designed for individuals seeking long-term investments, generally for retirement or other long‑term purposes.  You should not invest in the AF Advantage® Variable Annuity if you are looking for a short-term investment or if you cannot afford to lose some or all of your investment. Your policy includes a basic death benefit that will pay your designated beneficiaries the policy value at the time of your death.
Like all deferred annuities, the AF Advantage® Variable Annuity has two distinct phases: the accumulation phase and the annuity phase.  During the accumulation phase, you invest money in your annuity, at which point your earnings accumulate on a tax deferred basis and are taxed as income only when you make a withdrawal.  Similarly, during the annuity phase, your earnings are taxed as income only when you receive an annuity payment or otherwise make a withdrawal.  A federal tax penalty may apply if you make withdrawals before you are 59½.  A qualified plan provides tax-deferral without having to invest in an annuity policy; therefore, there should be other reasons for purchasing the policy pursuant to a qualified plan aside from the tax deferral feature.
The annuity phase begins when you start receiving regular payments under the annuity income options from your policy.  If you annuitize, you will receive a stream of income payments, however, you will be unable to make withdrawals and death benefits will terminate.  Among other factors, the amount of the payments you may receive during the annuity phase will depend on the amount of money you invest in your policy during the accumulation phase and on the investment performance of the variable investment options you have selected.
When you invest in the policy, you may allocate some or all of your investment to one or more of the sub-accounts listed below, each of which is a variable investment option, or the Guaranteed Interest Account, which is a fixed investment option.  Additional information about each of the following portfolio companies is provided in the Appendix (see “APPENDIX: Portfolios Available Under Your Contract”).
American Funds Insurance Series® – Blue Chip Income and Growth Fund
American Funds Insurance Series® – International Fund
BNY Mellon Stock Index Fund, Inc.
BNY Mellon Variable Investment Fund – Opportunistic Small Cap Portfolio
The BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
Vanguard® Variable Insurance Fund – Balanced Portfolio
Vanguard® Variable Insurance Fund – Capital Growth Portfolio
Vanguard® Variable Insurance Fund – Mid-Cap Index Portfolio
Vanguard® Variable Insurance Fund – Total Bond Market Index Portfolio
Vanguard® Variable Insurance Fund – Total Stock Market Index Portfolio

At your direction, we will allocate your purchase payments to one or more of the sub-accounts listed above and the Guaranteed Interest Account.  Our fixed investment option, the Guaranteed Interest Account, offers a guaranteed minimum interest rate. Each of the sub-accounts invests in a corresponding portfolio.  The portfolios offer professionally managed investment choices.

The earnings you accumulate as a result of your investments under the policy are not taxed until you make a withdrawal or receive an annuity payment.  If you withdraw any money before 59½, you may be charged a federal tax penalty on the taxable amounts withdrawn.  In most cases, the penalty is 10% of the taxable amounts withdrawn.  If the policy is issued pursuant to a qualified plan under special tax qualification rules, the entire payment may be taxable.  If the policy is not issued pursuant to a qualified plan, earnings are withdrawn first and are taxed as income.
The minimum partial withdrawal is $250 (there are exceptions for withdrawals allowed under 403(b) and hardship provisions), but a withdrawal must not reduce the value of your policy to less than $100.
If you purchased your policy under a 403(b) tax-deferred annuity qualified plan and if your employer’s plan allows, we may make a loan to you at any time before you begin receiving annuity payments; however, we will not make any loans during your first policy year.  The loan will bear interest at an annual interest rate of 5% and will be fully amortized over a term not to exceed five years, with fixed payments due monthly (see “Loan”).
FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the policy.  Please refer to your policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender or make withdrawals from the policy, or transfer policy value between investment options.  State premium taxes may also be deducted.

Transaction Expenses

Surrender Charge (as a percentage of the amount surrendered)	Policy Year 1 2 3 4 5 6 7 8 9+	Withdrawal Charge 8% 7% 6% 5% 4% 3% 2% 1% 0%
Exchange fee*         $25 per transfer or 2% of the amount transferred, whichever is less
*There is no charge for the first 12 transfers in a policy year during the accumulation phase and no charge for the one transfer allowed each policy year during the annuity phase; thereafter, the fee is the lesser of $25 or 2% of the amount transferred.  (Transfers made through automatic dollar cost averaging and asset rebalancing count toward the free transfers).
The next table describes the fees and expenses that you will pay each year during the time that you own the policy (not including Portfolio Company fees and expenses).
Annual Contract Expenses
	Current Fee	Maximum Fee
Administrative Expenses	$15*	$36
Base Contract Expenses (as a percentage of average account value)	1.50%*	1.75%
* We currently charge lower fees than the maximum allowed under the policy.  The current fees and maximum fees we may charge are shown in the Annual Expenses table.  Base contract expenses consist of  a mortality and expense risk charge of 1.25%, an administrative charge of 0.25%, and a distribution expense charge of  0.10%.  We may increase the administrative charge and/or distribution expense charge, but neither will ever be more than 0.25% of the average daily value of your account invested in a portfolio.  We may increase the policy maintenance fee, but it will not be more than $36 per policy per year.

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the policy.  A complete list of Portfolio Companies available under the policy, including their annual expenses, may be found at the back of this document.
Annual Portfolio Company Expenses	Minimum	Maximum
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses).	[ ]%	[ ]%
Example
[TO BE UPDATED BY AMENDMENT]
 This Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity contracts.  These costs include transaction expenses, annual policy expenses, and Annual Portfolio Company Expenses.
The Example assumes that you invest $100,000 in the policy for the time periods indicated.  The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
If you surrender your policy at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$	$	$	$
If you do not surrender your policy:	1 year	3 years	5 years	10 years
	$	$	$	$

PRINCIPAL RISKS OF INVESTING IN THE POLICY
Risk of Loss.  You can lose money by investing in the policy.
Not a Short-Term Investment.  The policy is not a short-term investment and is not appropriate for you if you need ready access to cash. It is intended for retirement and long-term savings.  Withdrawals may be subject to tax penalties or other unfavorable treatment (see “Taxes” below).
Risks Associated with Investment Options.  Investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of investment options available under the policy (e.g., Portfolio Companies). Each investment option (including any fixed account investment option) will have its own unique risks. You should review these investment options before making an investment decision.
Insurance Company Risk.  Investment in the policy is subject to the risks related to the Depositor, American Fidelity Assurance Company, including that any obligations (including under the fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of American Fidelity Assurance Company.
GENERAL DESCRIPTION OF THE REGISTRANT, DEPOSITOR AND PORTFOLIO COMPANY
American Fidelity Assurance Company
We are an Oklahoma stock life insurance company organized in 1960.  We are licensed to conduct life, annuity and accident and health insurance business in 49 states, the District of Columbia, Guam and American Samoa.  Our office is located at 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.
We have been a wholly owned subsidiary of American Fidelity Corporation since 1974.  The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises, A Limited Partnership, an Oklahoma limited partnership.  William M. Cameron and Lynda L. Cameron each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership, through their respective trusts.  The address of both American Fidelity Corporation and Cameron Enterprises A Limited Partnership, is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.
Separate Account B
We established Separate Account B under Oklahoma insurance law in 1996 to hold the assets that underlie the AF Advantage® Variable Annuity policies.  Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940; its inception date is October 27, 1997.  The Separate Account is divided into multiple sub-accounts.
We hold Separate Account B’s assets in our name on behalf of Separate Account B, and those assets legally belong to us.  Under Oklahoma law, however, those assets cannot be charged with liabilities that arise out of any other business that we conduct.  All of the income, gains and losses (realized or unrealized) that result from Separate Account B’s assets are credited to or charged against Separate Account B without regard to our other income, gains and losses.  We are obligated to pay all benefits and make all payments under the AF Advantage® Variable Annuity.
Portfolio Companies
When you buy an AF Advantage® Variable Annuity policy, you can allocate the money you invest under the policy to one or more of Separate Account B’s sub-accounts and the Guaranteed Interest Account.  Each of the sub-accounts is a variable investment option and corresponds with one of the Portfolio Companies made available as variable investment options.  Information about each Portfolio Company, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in the Appendix to the prospectus (see “Appendix: Portfolio Companies Available Under the Contract”).

Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company. which may be amended from time to time and can be found online at [HYPERLINK].  You can also request this information at no cost by calling 1.800.662.1113 x 8840  or by sending an email request to va.help@americanfidelity.com.
Voting Rights
Although we legally own the portfolios’ shares, we believe that we must get instructions from you and the other policy owners about how to vote the shares when a portfolio company solicits proxies in conjunction with a shareholder vote.  When we receive instructions from the policy owners, we will vote all of the shares we own in proportion to the instructions we receive from all policy owners.  This type of voting may allow a small number of policy owners to control the outcome of the vote.  If we determine that we are no longer required to seek the policy owners’ instructions, we will vote the shares in our own right.
CHARGES
Charges and expenses that exist in connection with the policy will reduce your investment return.  You should carefully read this section for information about these expenses.
Insurance Charges
We deduct insurance charges each business day.  We include the insurance charge deduction in our calculation of the value of the accumulation and annuity units on a variable basis.  The insurance charges include:
•	mortality and expense risk;
•	administrative charge; and
•	distribution expense.
Mortality and Expense Risk Charge.  The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily value of the policy invested in a sub-account, after expenses are deducted.  This charge also compensates us for all the insurance benefits provided by your policy, including the guarantee of annuity rates, the death benefits, and certain other expenses related to the policy, and for assuming the risk that the current charges will not be sufficient to cover the cost of administering the policy in the future.
Administrative Charge.  The administrative charge is equal, on an annual basis, to 0.15% of the average daily value of the policy invested in a sub-account, after expenses are deducted.  We may increase this charge, but it will never be more than 0.25% of the average daily value of your account invested in a sub-account.  This charge, together with the policy maintenance charge described below, is for all the expenses associated with the policy’s administration.  Some examples of these expenses include:  preparing the policy, confirmations, annual reports and statements, maintaining policy records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.
Distribution Expense Charge.  The distribution expense charge is equal, on an annual basis, to 0.10% of the average daily value of the policy invested in a sub-account, after expenses are deducted.  We may increase this charge, but it will never be more than 0.25% of the average daily value of your account invested in a sub-account.  This charge compensates us for the costs associated with distributing the policies.
Withdrawal Charge
Any withdrawals you make may be subject to a withdrawal charge.  The withdrawal charge compensates us for expenses associated with selling the policy.  During the accumulation phase, you can make withdrawals from your policy in the manner described in “Withdrawals.”  During the first policy year, we charge a withdrawal fee for each withdrawal.  After the first policy year, you may withdraw up to 10% of the value of your policy one time during each policy year without incurring a withdrawal charge.  The free withdrawal cannot be carried forward from one policy year to the next.  The withdrawal charge is a percentage of the amount withdrawn in excess of the free withdrawal amount as shown in the Fee Table that appears elsewhere in this prospectus.

We calculate the withdrawal charge at the time of each withdrawal.  The withdrawal charge will never exceed 8% of the total purchase payments.  The charge for partial withdrawals will be deducted from the remaining policy value.  No withdrawal charge will be applied when a death benefit is paid or we make a payment under any annuity option providing at least seven annual payments or 72 monthly payments.
Note: For tax purposes, withdrawals are considered to have come from the last money you put into the policy.  Accordingly, for tax purposes, earnings are considered to come out of your policy first.  There are restrictions on when you can withdraw from a qualified plan known as a Section 403(b) tax-deferred annuity or a 401(k) plan.  For more information, you should read the “Taxes” section of this prospectus, as well as the related discussion in our Statement of Additional Information.
Transfer Charge
There is no charge for the first 12 transfers in a policy year during the accumulation phase and no charge for the one transfer allowed each policy year during the annuity phase; thereafter, the fee is $25 or 2% of the amount transferred, whichever is less.  Systematic transfers occurring as a result of automatic dollar cost averaging or asset rebalancing are taken into account when determining any transfer fees assessed.
Policy Maintenance Fee and Portfolio Expenses
The policy maintenance fee is $15.  Although we reserve the right to change the policy maintenance fee, the highest fee permitted is $36 per year.  The fee will be deducted pro-rata from the investment options you have chosen.  During the accumulation period, the policy maintenance fee will be deducted each year on your policy anniversary date.  During the annuity phase, we will deduct the fee pro-rata from your annuity payments.  If you make a total withdrawal any time other than on a policy anniversary date, the full policy maintenance fee will be deducted.
There are also deductions from, and expenses paid out of, the assets of the portfolios.  The portfolio expenses are described in the prospectuses for the portfolios.
Taxes
If we have to pay state or other governmental entity (e.g., municipalities) premium taxes or similar taxes relating to your policy, we will deduct the amount of the tax from your policy.  Some of these taxes are due when the policy is issued; others are due when your annuity payments begin.  We pay any premium taxes when they become payable to the states.  Premium taxes generally range from 0% to 3.5%, depending on the state.
We will also deduct from the policy any income taxes which we incur as a result of the policy.  Currently, we are not making any such deductions.
REVENUE SHARING ARRANGEMENTS
We currently receive additional cash payments in connection with the portfolio companies identified below in exchange for providing certain administrative services.  In consideration for these payments, we agree to perform services such as shareholder servicing, sub-administration and record-keeping, as well as various other administrative services.  These payments do not constitute payment in any manner for investment advisory services and are not otherwise related to investment advisory or distribution services or expenses.  These payments are sometimes referred to as “revenue sharing.”  Our sales people do not receive any additional compensation for selling one sub-account over another, and they do not give any special preference to a fund just because that sub-account has a more favorable revenue sharing arrangement with us.
In connection with your sub-account purchase, we are entitled to receive a percentage of the purchased sub-account’s average daily net assets maintained for our policy holders.  These percentages differ based upon the terms of our agreements, which may be terminated at any time.   We have entered into the following revenue sharing arrangements:

Company (Portfolio Company)	Revenue Sharing %
The BNY Mellon Corporation (with regard to BNY Mellon Variable Investment Fund – Opportunistic Small Cap Portfolio)	0.10%
The BNY Mellon Corporation (with regard to The BNY Mellon Sustainable U.S. Equity Portfolio, Inc.)	0.15%

THE AF ADVANTAGE® VARIABLE ANNUITY
Owning an AF Advantage® Variable Annuity Policy
As the owner of an AF Advantage® Variable Annuity policy, you have all the rights under the policy; however, you can name a new policy owner.  A change of owner will revoke any prior designation of owner.  Ownership changes must be sent to our home office on a form we accept.  The change will go into effect at the time the form is signed, subject to any payments we make or other actions we take before we record it.  We will not be liable for any payment made or action taken before we record a change in ownership.  The policy owner designated at the time the policy is issued will remain the owner unless changed.  A change of ownership may be a taxable event.  If your policy is issued pursuant to a qualified plan, your ability to change ownership may be limited.
Spouses may own a non-qualified policy jointly.  Upon the death of either joint owner, the surviving spouse will be the primary beneficiary.  If a non-spouse is designated as the beneficiary of a jointly owned policy, the designation will be treated as creating a contingent beneficiary unless otherwise indicated in a form we accept.
Naming a Beneficiary
The beneficiary is the person or entity that you name to receive the benefit of your policy upon the death of the annuitant.  If the beneficiary and the annuitant die at the same time, we will assume that the beneficiary died first for purposes of paying any death benefits.
The beneficiary is named at the time the policy is issued, but you can change the beneficiary of your policy at any time during the annuitant’s life unless you name the beneficiary as an irrevocable beneficiary.  The interest of an irrevocable beneficiary cannot be changed without his or her written consent.  To change your beneficiary, you must send a request to our home office on a form we accept.  The change will go into effect when signed, subject to any payments we make or action we take before we record the change.  A change cancels all prior beneficiaries, except any irrevocable beneficiaries.  The interest of the beneficiary will be subject to any assignment of the policy which is binding on us, and any annuity option in effect at the time of the annuitant’s death.
Assigning the Policy
During the annuitant’s life, you can assign some or all of your rights under the policy to someone else.  A signed copy of the assignment must be sent to our home office on a form we accept.  The assignment will go into effect when it is signed, subject to any payments we make or other actions we take before we record it, and a change in owner will revoke any prior designation of owner.  We will not be liable for any payment made or action taken before we record an assignment.  The policy owner designated at the time the policy is issued will remain the owner unless changed.  We are not responsible for the validity or effect of any assignment.  If there are irrevocable beneficiaries, you need their written consent before assigning your ownership rights in the policy.  Any assignment made after the death benefit has become payable will be valid only with our consent.  If the policy is assigned, your rights may be exercised only with the consent of the assignee of record.  Please note that an assignment may be a taxable event, and if the policy is issued pursuant to a qualified plan, your ability to assign it may be limited.

PURCHASING AN AF ADVANTAGE® VARIABLE ANNUITY POLICY
Purchase Payments
Once we receive your application in good order, we will issue your policy.  Purchase payment will be allocated among the investment options according to your instructions within two business days.  We will contact you if additional information is required to complete the application process. We reserve the right to reject any application or purchase payment.  At the time you buy the policy, the annuitant cannot be older than 85 years old or the maximum age permitted under state law.
Purchase payments may be made at any time during the accumulation phase.  If an application and initial purchase payment are received the same day, the initial purchase payment will be credited to the policy within two business days.  Purchase payments received by 3:00pm Central Time will be credited to the policy the same business day.  Purchase payments received after 3:00pm Central Time will be credited the following business day. The minimum amount of each purchase payment is $25.  All payment allocations among the investment options must be in whole percentages and, when added together, must total 100%.
Accumulation Units
Each sub-account has its own value.  If you allocate your purchase payments to any of the variable investment options, the value of that portion of your policy will fluctuate depending upon the investment performance of the portfolio(s) corresponding with the sub-account(s) to which you allocated your purchase payments.  (This is not true if you invest solely in the Guaranteed Interest Account.)  The value of your policy will also depend on the expenses of the policy.  In order to keep track of the value of your interest in the sub-accounts during the accumulation period, we use a measurement called an accumulation unit.
We calculate the value of accumulation units after the New York Stock Exchange closes and then credit each account accordingly.  On each day that both the New York Stock Exchange and American Fidelity Assurance Company are open, we determine the value of an accumulation unit for each sub-account by dividing the total value of a sub-account’s net assets by the number of the sub-account’s outstanding accumulation units.  The value of an accumulation unit relating to any sub-account may go up or down from day to day.
When you make a purchase payment, we credit your policy with accumulation units using the accumulation unit value next determined after we receive the purchase payment.  The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to a sub-account by the value of the accumulation unit for that sub-account.
The following example illustrates how we calculate the number of accumulation units that should be credited to your participant account when you make a purchase payment.
Example
On Thursday, we receive an additional purchase payment of $100 from you.  You allocate this amount to the BNY Mellon Stock Index Fund sub-account.  When the New York Stock Exchange closes on that Thursday, we determine that a sub-account accumulation unit for the BNY Mellon Stock Index Fund is valued at $31.93.  To determine the increased value of your policy, we divide $100 by $31.93 and credit your policy on Thursday night with 3.13 accumulation units for the BNY Mellon Stock Index Fund sub-account.
Underwriter
American Fidelity Securities, Inc., a wholly owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies.  The principal business address of American Fidelity Securities, Inc. is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.
The policies are sold exclusively through financial professionals who are registered representatives of the underwriter. American Fidelity Securities, Inc.’s registered representatives are paid a base salary to serve American Fidelity Assurance Company’s existing customers and solicit new customers. They also receive a commission based on the American Fidelity Assurance Company annuity policies that they sell and premium increases. This creates the conflict in that if they do not sell new policies or obtain premium increases, they do not get paid a commission.

Investment Options
When you buy an AF Advantage® Variable Annuity policy, you can allocate the money you invest under the policy to one or more of Separate Account B’s sub-accounts and the Guaranteed Interest Account.  Each of the sub-accounts is a variable investment option and corresponds with one of the portfolios listed in the Appendix (see “Appendix: Portfolio Companies Available Under the Contract”).
Shares of each of the portfolio companies are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated.  None of the portfolio companies believe that offering its shares in this manner will be disadvantageous to you.  Nevertheless, the board of trustees or the board of directors, as applicable, of each portfolio company intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and in order to determine what action, if any, should be taken.  If such a conflict were to occur, one or more of the insurance company separate accounts might withdraw their investments from a portfolio company.  An irreconcilable conflict might result in the withdrawal of a substantial amount of a portfolio’s assets which could adversely affect such portfolio’s net asset value per share.
Interests in the Guaranteed Interest Account are not registered under the Securities Act of 1933 because of certain exemptive and exclusionary provisions.  The Guaranteed Interest Account also is not registered as an investment company under the Investment Company Act of 1940.  Accordingly, neither the Guaranteed Interest Account nor any interests in it are subject to the provisions of these Acts.  The SEC staff has not necessarily reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account.  Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
Substitution
We reserve the right to add or remove sub-accounts as investment options.  At our discretion, we may substitute another eligible investment option for any one of the portfolios available under the AF Advantage® Variable Annuity policy.  If we decide to make a substitution, we will give you notice of our intention. A substitution will not be made without prior notice to you and the prior approval of the SEC to the extent required by the Investment Company Act of 1940, as amended.
Transfers
At your direction, we will make transfers between any of the investment options to which you have allocated money.  We reserve the right to limit the number of transfers that may be made.  All of the transfers you make in any one day count as one transfer.  If you transfer funds between investment options, we will not be liable for transfers we make at your direction.  All transfers must be in whole percentages.  We reserve the right, at any time and without prior notice, to end, suspend or change the transfer privilege, in which case we will provide written notice of any such action.
Transfers During the Accumulation Phase.  If you make more than 12 transfers in a policy year, we will charge a transfer fee, which will be deducted from your account.  The fee is $25 per transfer or 2% of the amount transferred, whichever is less.  In order to make a transfer, you must transfer at least $500 from the investment option from which you are making the transfer, unless the full amount of the investment option is valued at less than $500, in which case you must transfer the entire amount.  All transfers must be in whole percentages.
Transfers During the Annuity Phase.  During the annuity phase, you may only make one transfer in each policy year.  You may make transfers among the variable investment options or from any of the variable investment options to the Guaranteed Interest Account option.  There is no transfer fee charged for the one transfer.  You cannot make a transfer from the Guaranteed Interest Account Option to a variable investment option.

Automatic Dollar Cost Averaging
Our automatic dollar cost averaging system allows you to transfer an established amount of money on a monthly or quarterly basis from one investment option to another.  The minimum amount that may be transferred from an investment option in this way is $500.  Only one investment option can be used as a source of the transfer.  By transferring the same amount on a regular schedule instead of transferring the entire amount at one time, you may be less susceptible to the impact of market fluctuations.  Automatic dollar cost averaging is only available during the accumulation phase.  If you participate in automatic dollar cost averaging, the transfers made under the program are taken into account in determining any transfer fee.
Example
Assume that you want to move $750 each quarter from one investment option to another over six quarters. You set up automatic dollar cost averaging and purchase Accumulation Units at the following values:

Quarter	Accumulation Unit Value	Units Purchased
1	$ 7.50	100
2	$ 5.00	150
3	$10.00	75
4	$ 7.50	100
5	$ 5.00	150
6	$ 7.50	100

You paid an average price of only $6.67 per Accumulation Unit over six quarters, while the average market price actually was $7.08. By investing an equal amount of money each quarter, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high.
This example is for illustration purposes only.
Asset Rebalancing
After you allocate your money to different investment options, the performance of the different investment options may cause the allocation of your total investment to shift.  At your direction, we will automatically rebalance your policy to return it to your original percentage allocations.  For example, if your selected percentages specified 20% of policy value allocated to the sub-account investing in underlying portfolio company X, 70% of policy value allocated to the sub-account investing in underlying portfolio company Y, and 10% of Contract Value allocated to the sub-account investing in underlying portfolio company Z, and investment performance caused those allocations to change, we would rebalance back to those percentages.  If you request our asset rebalance service, we will make any necessary transfers on the first day after the end of your policy year.  Asset rebalancing is only available during the accumulation phase.  If you participate in the asset rebalancing program, the transfers we make for you are taken into account in determining any transfer fee.
Frequent Purchases and Redemptions
Market timing policies and procedures are designed to address the excessive short-term trading of investment company securities that may be harmful to the remaining policy owners.  Although market timing by policy owners is generally not illegal, we are aware that successful market timers may, in some circumstances, make profits at the expense of passive policy owners who engage in various long-term or passive investment strategies.
We have identified the possibility that policy owners may attempt to use market timing strategies in connection with Separate Account B, which includes variable investment options, as well as a fixed annuity account option.  Market timing can be accomplished by switching back and forth between investment options.  Market timing can make it very difficult for a portfolio company to manage an underlying portfolio’s investments.  Frequent transfers may cause a portfolio company to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance.  For these reasons, the policy was not designed for persons who make programmed, large, or frequent transfers.

In light of the risk posed to policy owners and other portfolio investors by market timing, we reserve the right, at any time and without prior notice, to end, suspend or change the ability of policy owners to transfer assets between investment options, as allowed by state law, if we detect suspicious transfer activity.  In furtherance of this general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
•	We assess a charge against policy owners who make transfers between investment options more than 12 times per year during the accumulation phase.
•	We only allow one transfer per year during the annuity phase (unless the policy owner has elected a fixed annuity option, in which case no transfers are allowed).
•
We may impose specific restrictions on transactions for certain investment options, including, but not limited to, the ability to suspend or terminate the offering of an investment option, based on the transfer restriction policies of the underlying portfolios.  We may do so to conform to any present or future restriction that is imposed by any portfolio available under this policy.

•	We do not accept telephone transactions.
•	We reserve the right to postpone payment from the Guaranteed Interest Account for a period of up to six months.
•
We have adopted a policy requiring our personnel to maintain a record of all orders received between 2:45 p.m. and 3:00 p.m. Central Time pursuant to individual wire transfer contributions, walk-in withdrawals and interfund transfer requests received by facsimile and electronic transfer through our website.  This record is reviewed monthly and any suspicious patterns are reported and subjected to additional review.

•
If a policy owner attempts to avoid the restrictions on their ability to transfer among investment options by withdrawing funds and reinvesting, the policy owner will be assessed a withdrawal charge of up to 8% at the time of each withdrawal.  While not designed specifically to discourage market timing activities, these expenses have a tendency to discourage them.

Although we may exercise our discretion on a case-by-case basis, we anticipate applying our policies regarding frequent purchases and redemptions uniformly in all cases, absent exceptional circumstances, including uniform application to trades that occur through omnibus accounts at any intermediaries.  However, because we do retain the right to exercise our discretion on a case by case basis, certain policy owners may be able to successfully use market timing strategies in connection with Separate Account B.
Although our transfer restrictions are designed to prevent excessive transfers, the restrictions are not capable of preventing every potential occurrence of excessive transfer activity, particularly with regard to electronic transfers.  We continue to believe, however, that our transfer restrictions provide adequate protection to policy owners and other portfolio investors from the risks generally associated with market timing.

RECEIVING PAYMENTS FROM THE ANNUITY
Annuity Date
Any time after you invest in a policy, you can select an annuity date, which is the month and year in which you will begin receiving regular income payments (the annuity payments) from the policy.  You must notify us of your desired annuity date at least 30 calendar days before you want to begin receiving annuity payments.  You may change the annuity date by written request any time before the original annuity date.  Any change must be requested at least 30 calendar days before the new annuity date.
The duration of your annuity phase will impact the amount of your annuity payments.  Choosing an early annuity date may increase the duration of your annuity phase, which will decrease the amount of your annuity payments.
The earliest date you may request commencement of your annuity payments is 30 calendar days after we issue your annuity policy.  The annuity date may not be later than your 85th birthday (or the annuitant’s 85th birthday, if you are not the annuitant) or the maximum date permitted under state law, whichever is earlier.  The annuity date may not be later than the earliest of the distribution date required by (i) federal law, (ii) the contract owner’s tax-qualified plan, or (iii) if applicable, state law.
Selecting an Annuity Option
The annuity options allow you to choose the form of annuity payments you receive.  In order to receive annuity payments under an annuity option, you must give us notice of the annuity option of your choice at least 30 calendar days before the annuity date.  If no option is selected, we will make annuity payments to you in accordance with Option 2 below.  Prior to the annuity date, you may change the annuity option selected by written request.  Any change must be requested at least 30 calendar days prior to the annuity date.  If an option is based on life expectancy, we will require proof of the payee’s date of birth.
Annuity Payments
Annuity payments are paid in monthly installments unless you elect to receive them quarterly, semi-annually or annually.  Electing to receive payments less frequently will increase the individual payment amount.  However, the amount of the quarterly, semi-annual or annual installments will be actuarially equivalent (mathematically equivalent) to the monthly installment.  Annuity payments can be made under Options 1, 2 or 3 on a variable basis (which means they will be based on the investment performance of the variable investment options) and/or on a fixed basis (which means they will come from the Guaranteed Interest Account).  Payments under Option 4 can only come from the Guaranteed Interest Account (fixed annuity).  Depending on your election, the value of your policy (adjusted for the policy maintenance fee and any taxes) will be applied to provide the annuity payment.
If you choose to have any portion of your annuity payments come from the variable investment options, the dollar amount of each of your monthly payments will depend upon three things:
•	the value of your policy in the variable investment options on the annuity date,
•	the assumed investment rate used in the annuity table for the policy, and
•	the performance of the portfolios that correspond with the sub-accounts you selected.
More than one assumed investment rate is available.  You may select either 1%, 3% or 5%.  If one is not chosen, the assumed investment rate will be 3%.  If the actual performance exceeds your chosen assumed investment rate, your annuity payments will increase.  Similarly, if the actual rate is less than your chosen assumed investment rate, your annuity payments will decrease.  If you choose a higher assumed investment rate, your initial annuity payment will be higher.  Subsequent payments will be only slightly higher when actual performance (less any deductions and expenses) is more than the assumed rate and will decrease more rapidly when actual performance (less any deductions and expenses) is less than the assumed rate.  The amount of the first annuity payment will depend on the annuity option elected and the age of the annuitant at the time the first payment is due.

You can choose one of the following annuity options or any other annuity option acceptable to us.  After annuity payments begin, you cannot change your annuity option and you will not be able to make withdrawals of account value amounts.

OPTION 1	Lifetime Only Annuity	We will make monthly payments during the life of the annuitant. If this option is elected, payments will stop when the annuitant dies.
OPTION 2	Lifetime Annuity with Guaranteed Periods
We will make monthly payments for the guaranteed period selected, and thereafter during the life of the annuitant.  When the annuitant dies, any amounts remaining under the guaranteed period selected will be distributed to the beneficiary at least as rapidly as they were being paid as of the date of the annuitant’s death.  The guaranteed period may be 10 years or 20 years.

OPTION 3	Joint and Survivor Annuity
We will make monthly payments during the joint lifetime of two people, usually husband and wife.  Generally, when an annuity option is based on two lives instead of one, the amount of the monthly annuity income is less during the joint lifetime of the annuitants than it would be otherwise.  Payments will continue during the lifetime of the survivor of those two people and will be computed on the basis of 100%, 66 2/3% or 50% of the annuity payment in effect originally.  If the annuitants choose a reduced payment to the surviving annuitant, fixed annuity payments will be equal to 66 2/3% or 50%, as applicable, of the fixed annuity payment during the period while both annuitants were still living; while variable annuity payments will be determined using 66 2/3% or 50%, as applicable of the number of annuity units credited to the account as of the date of the death of the first annuitant.

OPTION 4	Period Certain
We will make monthly payments for a specified period.  The specified period must be at least five years and cannot be more than 30 years.  This option is available as a fixed annuity only.  When the annuitant dies, any amounts remaining under the specified period selected will be distributed to the beneficiary at least as rapidly as they were being paid as of the date of the annuitant’s death.

SURRENDERS AND WITHDRAWALS
You may withdraw cash from your account by redeeming all or part of the accumulation units in your account at any time during the accumulation phase, before we begin making annuity payments to you.  After we begin making annuity payments, no withdrawals or redemptions may be made.  Any partial withdrawal must be at least $250, although we may make exceptions for hardship.  The redemption value of your account is equal to the value of the accumulation units in your account next computed after we receive the request for withdrawal on a form we accept.  The withdrawal charge, the policy maintenance fee and any taxes due will be deducted from the amount withdrawn before you receive it.  We will deduct a proportionate amount of the money you withdraw from each of your investment options. If you do not want the withdrawal to come from each of your investment options proportionately, you must specify the investment options from which the withdrawal is to be made, using a form we accept.  We reserve the right to distribute the full amount of your account if, after a withdrawal, the value of your policy is less than $100.  Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.
A withdrawal is a redemption of accumulation units.  If accumulation units are redeemed, the number of accumulation units in your account will decrease.  The reduction in the number of accumulation units will equal the amount withdrawn, divided by the applicable accumulation unit value next computed after we receive the withdrawal request.  If you make a withdrawal request, and we receive your request prior to 3:00 p.m. Central Time, your withdrawal request will be processed on the same day.  Withdrawal requests received after 3:00 p.m. Central Time will be processed on the next day.  Withdrawal proceeds will be mailed within seven calendar days of the date on which we receive your withdrawal request.
If you cancel your policy within 30 calendar days after receiving it, you will get a refund of either the amount you paid for your policy or the value of your policy, whichever is more.  In the event of a refund, we determine the value of your policy on either the day we receive the policy at our home office or the day our agent receives the policy, whichever occurs earlier.
Restrictions exist concerning when you can withdraw money from a qualified plan referred to as a 403(b) Tax‑Deferred Annuity or 401(k) plan. For a more complete explanation, see “Taxes” and the related discussion in our Statement of Additional Information.
Systematic Withdrawal Program
After you have owned your policy for one year, you can participate in our systematic withdrawal program.  If you participate in this program you cannot exercise the 10% free withdrawal option discussed elsewhere in this document.  If you withdraw more than the 10% free withdrawal amount using the systematic withdrawal program, you will incur a withdrawal charge.  During the policy year in which systematic withdrawals begin, the 10% free withdrawal amount will be based on the value of your policy on the business day before you request systematic withdrawals.  After your first year in the withdrawal program, the free withdrawal amount will be based on the value of your policy on the most recent policy anniversary.  Systematic withdrawals can be made monthly, quarterly or semi‑annually.  The $250 minimum withdrawal discussed above does not apply to withdrawals made under the systematic withdrawal program. For example, you could specify that $100 be withdrawn each quarter, and the $100 would be taken pro rata from your investment options automatically. We reserve the right to limit the terms and conditions under which systematic withdrawals can be elected and to stop offering any or all systematic withdrawals at any time.  Income taxes and tax penalties may apply to systematic withdrawals.
Suspension of Payments or Transfers
We may be required to suspend or postpone payments or withdrawals or transfers for any period when:
•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•	trading on the New York Stock Exchange is restricted;
•	an emergency exists as a result of which disposal of the fund shares is not reasonably practicable or we cannot reasonably value the fund shares; or
•	during any other period when, by order, the Securities and Exchange Commission permits such suspension or postponement for the protection of investors.
We reserve the right to defer payment for a withdrawal or transfer from the Guaranteed Interest Account for the period permitted by law but not for more than six months.

BENEFITS AVAILABLE UNDER THE POLICY
The following table summarizes information about the benefits available under the policy.
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	Transfer of the benefit of your policy upon the death of the annuitant for the benefit of the person or entity named as beneficiary.	Standard	None	• Withdrawals may significantly reduce the benefit.
Automatic Dollar Cost Averaging	Allows you to transfer an established amount of money each quarter from one investment option to another.	Standard	None	• The minimum amount that may be transferred from an investment option is $500. • Only one investment option can be used as a source of the transfer. • Only available during the accumulation phase.
Asset Rebalancing	Allows you to have your investments annually to your original percentage allocation selection.	Standard	None	• Transfers occur on the first day after the end of your policy year. • Only available during the accumulation phase.
Systematic Withdrawal Program	Allows you to received periodic withdrawals.	Standard	None
• Program available after first policy year.

 • Withdrawal charge applies to amounts withdrawn over the 10% fee withdrawal.

• Withdrawals may occur on a monthly, quarterly, semi-annual, or annual basis.

• We reserve the right to limit the terms and conditions under which systematic withdrawals can be elected and to stop offering any or all systematic withdrawals at any time.

Death Benefit Amount Before Annuity Date

In the event of death prior to the annuity date, the amount of the death benefit will be the greater of: (1) the purchase payments you have made, less any amounts withdrawn and any applicable withdrawal charges; or (2) the value of the policy minus the policy maintenance charge and taxes, if any, determined on the business day we receive proof of death.
Death of Owner Before Annuity Date
If you die before the annuity date, the death benefit will be paid to the beneficiary.  If you and your spouse are joint owners, when a joint owner dies, the surviving joint owner, if any, will be treated as the primary beneficiary.  Any other person designated as a beneficiary at the time of death will be treated as a contingent beneficiary.  References to “beneficiary” in this section refer, first, to a surviving spouse joint owner, if any, and second, to another designated beneficiary.
If you die before the annuity date, the beneficiary must designate the manner in which the death benefit will be paid.  A non-spouse beneficiary must select from the death benefit payment options set forth below, and any portion of the death benefit not applied under an annuity option must be distributed within five years of the date of death:
•	lump sum payment;
•	payment of the entire death benefit within five years of the date of your death; or
•	payment of the death benefit under an annuity option, beginning within one year of your death, for a period not to exceed the life expectancy of the beneficiary.
If the beneficiary is your spouse, he or she may choose to continue the policy in his or her own name at the current value of the policy or select one of the following death benefit payment options:
•	lump sum payment; or
•	apply the death benefit to an annuity option.
If the deceased owner was also the annuitant, and the spousal beneficiary continues the policy or applies the death benefit to an annuity option, the spousal beneficiary will become the new annuitant.
If a lump sum payment is requested by the beneficiary, we will pay the amount within seven calendar days of receipt of proof of death and receipt of the election of payment option, unless the suspension or deferral of payments provision is in effect.  The beneficiary may designate a death benefit payment option (other than a lump sum payment) only during the first 60 calendar days after we receive proof of death.  If the beneficiary does not select a payment option during that 60-day period, the death benefit will be paid in a lump sum.
Death of Owner After the Annuity Date
If you are not the annuitant, and you die during the annuity period, any remaining payments under the annuity option elected will continue at least as rapidly as they were being paid at your death.  When any owner dies during the annuity period, the beneficiary becomes the owner.  Upon the death of any joint owner during the annuity period, the surviving joint owner, if any, will be treated as the primary beneficiary.  Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary.
Death of Annuitant Before the Annuity Date
If you are not the annuitant, and the annuitant dies before the annuity date, the death benefit will be paid to the beneficiary in a lump sum within five years of the date of death.  If the owner is not an-individual (e.g., the owner is a corporation), the death of the annuitant will be treated as the death of the owner.
Death of Annuitant After the Annuity Date
If the annuitant dies on or after the annuity date, the death benefit, if any, will be as set forth in the annuity option elected.  Death benefits will be paid at least as rapidly as they were being paid at the annuitant’s death.

LOANS
If your employer’s plan allows, we may make a loan to you at any time before you begin receiving annuity payments; however, we will not make any loans during your first policy year. The value of your policy in the Guaranteed Interest Account serves as the security for the loan.  If the loan amount exceeds the value of your policy in the Guaranteed Interest Account, we will withdraw amounts from your other sub-accounts on a pro rata basis, based on your investment allocations, and transfer such amounts to the Guaranteed Interest Account to cause the value of your policy in the Guaranteed Interest Account to be equal to the loan amount.  Amounts in the Guaranteed Interest Account earn interest daily at an annual rate equal to the guaranteed minimum interest rate described in the policy.  Except as otherwise provided under the Qualified Disaster Loan section below, the loan cannot be more than $50,000 or one-half of the value of your policy.  Under certain circumstances, the $50,000 limit may be reduced.  The minimum loan we will make is $1,000.  We can change this amount at our discretion.
We charge an annual interest rate of 5% on any loans that you take against your policy.  The loan will be amortized over a term not to exceed five years with fixed payments due monthly, beginning on the calendar month following the execution of the loan agreement, on the applicable payment date. You may not make withdrawals while you have an outstanding loan against your policy. You may prepay your loan at any time without penalty.
If you fail to make a loan payment within 90 calendar days after the payment due date, the loan will be in default. Upon default, the outstanding principal balance of your loan plus accrued and unpaid interest thereon will become immediately due and payable and will be treated as taxable income to you for the tax year of the default. Satisfaction of any unpaid loan principal balance plus accrued and unpaid interest from the Guaranteed Interest Account will only occur when you qualify for a plan distribution under the federal tax guidelines.  If the loan is in default and you do not yet qualify for a distribution to satisfy the outstanding loan principal and interest balance due, the loan will continue to accrue interest (but such interest accruals will not result in additional deemed distributions). Any amounts which may become taxable will be reported as plan distributions and will be subject to income tax and tax penalties, if applicable.  There are special repayment guidelines available to you for personal or military leave.  If a leave of absence is anticipated, you should contact us for assistance.
Upon your death, any outstanding loan balance not yet reported to you as income will become taxable income to your estate.  The beneficiary will receive the death benefit reduced by the loan balance.  If annuity payments begin while there is an outstanding loan, the value of the Guaranteed Interest Account will be reduced by the loan balance.
Qualified Disaster Loans
If your employer’s plan allows, and if you are a “qualified individual,” you may receive a loan of up to $100,000 or 100% of the present value of your vested account balance.  A “qualified individual” is anyone (1) whose principal place of abode is located in a federally-declared disaster area (as defined under the Consolidated Appropriations Act of 2021 (the “CAA”)); and (2) who suffered an economic loss as a result of the qualified disaster (as defined under the CAA).  Repayment on these loans may be suspended for a period of up to one year (or until June 25, 2021, whichever is longer) if repayment on the loan normally would be due during the period beginning on the first day of the disaster period and ending 180 days from the last day of such period.  Interest on the loan must accrue during the suspension period. For specific tax treatment regarding certain types of loans, please refer to the “Taxes” section immediately below.
TAXES
The following general tax discussion is not intended as tax advice. You should consult your own tax advisor about your personal circumstances. We have included additional information regarding taxes in the Statement of Additional Information. American Fidelity Assurance Company does not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as “Annuity Contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

Annuity Policies in General
Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”) governs the taxation of annuities.  It generally provides that you will not be taxed on any increase in the value of your policy until a distribution occurs – either as a lump sum payment or as annuity payments.
When a non-natural person, such as a corporation or certain other entities other than tax-qualified trusts, owns the policy, it will generally not be treated as an annuity for tax purposes. This means that any increase in the value of such a policy may be taxed as ordinary income every year.
If you purchase a policy under a retirement plan (“Qualified Plan”) that receives favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), your policy is referred to as a qualified plan policy. Examples of qualified plans are 401(a) pension and profit-sharing plans, 401(k) plans, and 403(a) qualified pension, profit-sharing or annuity plans, 403(b) tax-deferred annuity plans, H.R. 10 Plans (sometimes referred to as Keogh plans) and Individual Retirement Annuities, including Roth IRAs and Tax Deferred Annuities.
If you do not purchase the policy under a qualified plan, your policy is referred to as a non-qualified policy.
Tax Treatment of Withdrawals, Surrenders and Distributions
The cost basis of a non-qualified policy is generally the sum of the purchase payments for the policy. The taxpayer will generally have to include in income the portion of any payment from a non-qualified policy that exceeds the portion of the cost basis (or principal) of the policy which is allocable to such payment. The difference between the cost basis and the value of the non-qualified policy represents the increase in the value of the policy. The taxable portion of a payment from a non-qualified policy is generally taxed at the taxpayer’s marginal income tax rate.
Partial Withdrawals. A partial withdrawal refers to a withdrawal from a non-qualified policy that is less than its total value and that is not paid in the form of an annuity. Usually, a partial withdrawal of the value of a non-qualified policy will be treated as coming first from earnings (which represent the increase in the value of the policy). This portion of the withdrawal will be included in the taxpayer’s income. After the earnings portion is exhausted, the remainder of the partial withdrawal will be treated as coming from the taxpayer’s principal in the policy (generally the sum of the purchase payments). This portion of the withdrawal will not be included in income.
Surrenders. If a taxpayer surrenders a non-qualified policy and receives a lump sum payment of its entire value, the portion of the payment that exceeds the taxpayer’s then remaining cost basis in the policy will be included in income. The taxpayer will not include in income the part of the payment that is equal to the cost basis.
Tax Treatment of Annuity Payments
If a taxpayer receives annuity payments from a non-qualified policy, a fixed portion of each payment is generally excludable from income as a tax-free recovery of cost basis in the policy and the balance is included in income. The portion of the payment that is excludable from income is determined under detailed rules provided in the Code (which in general terms determine such excludable amount by dividing the cost basis in the policy at the time the annuity payments begin by the expected return under the policy). If the annuity payments continue after the cost basis has been recovered, the additional payments will generally be included in full in income.
Penalty Tax on Distributions
Generally, a penalty equal to 10% of the amount of any payment that is includable in the taxpayer’s income will apply to any distribution received from a non-qualified policy in addition to ordinary income tax. This 10% penalty will not apply, however, if the distribution meets certain other exceptions which may apply under Section 72 of the Code.

Required Distributions
If the owner/annuitant dies before annuity payments begin, the amounts accumulated under the non-qualified policy either must be distributed within five years of death or must begin to be paid within one year of death under a method that will pay the entire value of the policy over the life (or life expectancy) of the beneficiary under the policy. If the owner’s spouse is the beneficiary under the policy, these rules involving required distributions in the event of death will be applied as if the surviving spouse had been the original owner of the policy. If the owner/annuitant dies after annuity payments have begun, payments generally must continue at least as rapidly as under the method in effect at death (unless such method provides that payments stop at death).
Payments under the policy made in the form of an annuity are taxable at ordinary income rates to the extent they exceed the portion of your investment in the contract that is allocated to the payment.  The portion of the payment which is allocated to your investment is referred to as the “Exclusion Ratio”.  It is determined at the time your policy is converted into an annuity for distribution by dividing your total investment by the total of the annuity payments expected to be made under your policy.  Once you have recovered your entire investment in the policy all payments are fully taxable.
The policy provides that when the annuitant dies prior to the annuity date, a death benefit will be paid to the person designated as the beneficiary. If the owner of the policy is not the annuitant, such payments made when the annuitant dies do not qualify for the death of owner exception described above, and will be subject to the 10% tax penalty unless the beneficiary is 59½ years old or one of the other exceptions to the penalty applies.
Medicare Tax
Distributions from nonqualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income of high income individuals.  Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts.  You should consult a tax adviser if this additional tax may apply to you.
Policies Owned By Other Than Natural Persons
Under Section 72(u) of the Code, the investment earnings on purchase payments for the policies will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such policies generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to policies held by a trust or other entity as an agent for a natural person nor to policies held by qualified plans. Purchasers should consult their own tax counsel or other tax advisor before purchasing a policy to be owned by a non-natural person.
Income Tax Withholding
Distributions or the portion thereof which is includible in the gross income of the owner may be subject to federal income tax withholding.
Qualified Policies
Special Tax Treatment for Lump Sum Distributions from Qualified Plans. If the taxpayer receives an amount from a Qualified Plan issued pursuant to a qualified plan policy and the distribution qualifies as a lump sum distribution under the Code, the portion of the distribution that is included in income may be eligible for special tax treatment. The plan administrator should provide the taxpayer with information about the tax treatment of a lump sum distribution at the time the distribution is made.
Special Rules for Distributions that are Rolled Over. Special rules apply to a distribution from a contract that relates to a Qualified Plan Contract or a rollover IRA Contract if the distribution is properly rolled over to another Qualified Plan or a traditional IRA within 60 days of receipt in accordance with the provisions of the Code.

These special rules allow for the rollover to occur without taxation but only apply to distributions that qualify as “eligible rollover distributions” under the Code.
Distributions in the Form of Annuity Payments. If any distribution from a Qualified Plan Contract is made in the form of annuity payments (and is not eligible for rollover or is not in any event rolled over), a fixed portion of each payment is generally excludable from income for federal income tax purposes to the extent it is treated as allocable to the taxpayer’s “after-tax” contributions to the contract (and any other cost basis in the contract). To the extent the annuity payment exceeds such portion, it is includable in income. The portion of the annuity payment that is excludable from income is determined under detailed rules provided in the Code. If the annuity payments continue after all excludable amounts have been paid, such additional payments will generally be fully included in income.
Penalty Tax on Withdrawals prior to age 59½. Generally, there is a penalty tax equal to 10% of the portion of any payment prior to age 59½ from a Qualified Plan Contract that is included in income unless the withdrawal is by reason of death, disability, or as part of a series of payments for life or life expectancy following a separation from service or other exceptions which may apply.
Required Distributions. A Qualified Plan or IRA Contract (other than a Roth IRA) must meet certain rules concerning required distributions that are set forth in the Code including:
• For Qualified Plans, required distributions generally must start by April 1 of the calendar year following the later of the calendar year in which the taxpayer reaches age 72 or the calendar year in which the taxpayer retires;
• For IRA Contracts (other than a Roth IRA), required distributions generally must start by April 1 of the calendar year following the calendar year in which the taxpayer reaches age 72; and
• When distributions are required under the Code, a certain minimum amount, determined under the Code, must be distributed each year.
In addition, other rules apply under the Code to determine when and how required minimum distributions must be made in the event of the taxpayer’s death. The applicable plan documents will contain such rules.
Tax-Deferred Annuities Used Under 403(b) Plans
The Code limits the withdrawal of purchase payments made by owners from certain tax-deferred annuities used to fund 403(b) plans. Withdrawals can only be made when an owner:
• reaches age 59½;
• leaves his/her job;
• dies; or
• becomes disabled (as that term is defined in the Code).
A withdrawal may also be made in the case of hardship and in the case of employees affected by certain federally declared disasters, if allowed by the plan. Beginning in 2019, hardship distributions can be made from employer contributions as well as earnings on contributions.  Additionally, a withdrawal may be made in situations to which Section 72(t)(2)(G) of the Code applies (regarding individuals called to active military duty)
Multiple IRA Contracts
For purposes of determining the tax consequences of any distributions made pursuant to IRAs, SEPs and salary reduction SEPs (“IRA Contracts”), all IRA Contracts are treated as one contract and all distributions during a taxable year are treated as one distribution.
Tax Treatment of Assignments
Contracts issued pursuant to Qualified Plans generally may not be assigned. The assignment or pledge of an IRA Contract or non-qualified policy may be a taxable event. The owner of a contract should consult competent tax advisers before assigning or pledging the contract.

Roth Contributions
Qualified distributions from designated Roth accounts are free from federal income tax. A qualified distribution requires that an individual has held the designated Roth account for at least five years and, in addition, that the distribution is made either after the individual reaches age 59½ or on the individual’s death, disability, or hardship event. The 10% penalty tax and the regular exceptions to the 10% penalty tax apply to taxable distributions from a Roth account. Amounts may be rolled over from an individual’s designated Roth account to another designated Roth account or a Roth IRA established for the individual.
Currently, we do not permit designated Roth contributions to this policy. However, we may permit policy owners to make Roth contributions in the future.
Individual Retirement Annuities
Under applicable limitations, certain amounts may be contributed to an “Individual Retirement Annuity” (“IRA”) which may be deductible from the individual’s gross income. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals – Qualified Policies.”) Under certain conditions, distributions from other IRAs and other qualified plans may be rolled over or transferred on a tax-deferred basis into an IRA. Purchasers of policies to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.
Roth IRAs
Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59½; on the individual’s death or disability; or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual or any child, grandchild, or ancestor of such individual or the individual’s spouse. Any distribution that is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.
Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution.
Purchasers of policies to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.
Tax-Deferred Annuities/Loans
If a policy is issued pursuant to a 403(b) Tax-Deferred Annuity, the owner may take a loan under the policy if the employer’s plan allows, at any time before annuity payments begin. However, no loans will be made during the first policy year. The security for the loan will be the value of the policy invested in the Guaranteed Interest Account. The loan cannot be more than the lesser of $50,000 or one-half of the value of the policy. Under certain circumstances, the $50,000 limit may be reduced. The minimum loan amount is $1,000 (which can be changed at our discretion). You may not make withdrawals while you have an outstanding loan against your policy.
A loan is treated as a distribution for tax purposes to the extent the loan amount exceeds the lesser of: (1) the greater of 50% of the Owner’s vested account balance or $10,000; or (2) $50,000, reduced by the Owner’s highest outstanding loan balance during the preceding 12-month period. If all or a portion of a loan is treated as a distribution, any amounts which are treated as distributions may become taxable and will be subject to income tax and penalties, if applicable.

Tax Deferred Annuities/Trustee to Trustee Transfers to Purchase Permissive Service Credit
If a policy is issued pursuant to a 403(b) Tax-Deferred Annuity, the owner may direct a trustee-to-trustee transfer to a defined benefit governmental plan to purchase permissive service credit with the governmental defined benefit plan.
Qualified Disaster Distributions
If your employer plan allows, and if you are a qualified individual (as defined under the Loans section above), you may be eligible to receive a “qualified disaster distribution” (a “QDD”) as defined under the CAA.  Each QDD is taxed ratably over a three-year period unless otherwise elected by the qualified individual, and it may be recontributed within three years to an eligible retirement plan.

LEGAL PROCEEDINGS
There are no pending material legal proceedings affecting us, Separate Account B or American Fidelity Securities, Inc.
FINANCIAL STATEMENTS
Our financial statements and Separate Account B’s financial statements are included in our Statement of Additional Information.

APPENDIX: PORTFOLIO COMPANIES AVAILABLE UNDER THE CONTRACT
The following is a list of Portfolio Companies available under the policy.  More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at [HYPERLINK].  You can also request this information at no cost by calling 1.800.662.1113 x 8840  or by sending an email request to va.help@americanfidelity.com.
The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your policy may charge.  Expenses would be higher and performance would be lower if these other charges were included.  Each Portfolio Company’s past performance is not necessarily an indication of future performance.
Type/Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2020)
			1 year	5 year	10 year

Stock/ Income and Growth	American Funds Insurance Series® Blue Chip Income and Growth Fund Advisor: Capital Research and Management CompanySM Sub-Advisor: None	[ ]%	[ ]%	[ ]%	[ ]%
Stock/ International Growth Fund	American Funds Insurance Series® •International Fund Advisor: Capital Research and Management CompanySM Sub-Advisor: None	[ ]%	[ ]%	[ ]%	[ ]%
Stock/Index Fund	BNY Mellon Stock Index Fund, Inc. Advisor: BNY Mellon Investment Advisor, Inc. Index Manager: Mellon Investments Corporation (affiliate of The BNY Mellon Corporation)	[ ]%	[ ]%	[ ]%	[ ]%
Stock/Small Blend Fund	BNY Mellon Variable Investment Fund Opportunistic Small Cap Portfolio Advisor: BNY Mellon Investment Adviser, Inc. Sub-Advisor: None	[ ]%	[ ]%	[ ]%	[ ]%

Large Blend Fund	The BNY Mellon Sustainable U.S. Equity Portfolio, Inc. Advisor: BNY Mellon Investment Advisor, Inc. Sub-Advisor: Newton Investment Management Limited (affiliate of The BNY Mellon Corporation)	[ ]%	[ ]%	[ ]%	[ ]%
Balanced Fund	Vanguard® Variable Insurance Fund Balanced Portfolio Advisor: Vanguard VIF Balanced Portfolio: Wellington Management Company, LLP Sub-Advisor: None	[ ]%	[ ]%	[ ]%	[ ]%
Stock/Growth Fund	Vanguard® Variable Insurance Fund Capital Growth Portfolio Advisor: PRIMECAP Management Company Sub-Advisor: None	[ ]%	[ ]%	[ ]%	[ ]%
Stock/ Mid-Cap Index Fund	Vanguard® Variable Insurance Fund Mid-Cap Index Portfolio Advisor: The Vanguard Group, Inc. Sub-Advisor: None	[ ]%	[ ]%	[ ]%	[ ]%
Bond/Index Fund	Vanguard® Variable Insurance Fund Total Bond Market Index Portfolio Advisor: The Vanguard Group, Inc. Sub-Advisor: None	[ ]%	[ ]%	[ ]%	[ ]%
Stock/ Index Fund	Vanguard® Variable Insurance Fund Total Stock Market Index Portfolio Advisor: The Vanguard Group, Inc. Sub-Advisor: None	[ ]%	[ ]%	[ ]%	[ ]%

To learn more about the variable annuity and Separate Account B, you should read our Statement of Additional Information dated May 1, 2021, as amended or supplemented, which is incorporated by reference into this Prospectus.      The Statement of Additional Information is available, without charge, upon request. You can view a copy of the Statement of Additional Information online at [HYPERLINK] or you can request a copy by calling 1.800.662.1113 x 8840  or by sending an email request to va.help@americanfidelity.com.
Reports and other information about the Registrant are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract No.: C000027247

AF Advantage® Variable Annuity
issued by
American Fidelity Separate Account B
and
American Fidelity Assurance Company
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2021

This is Statement of Additional Information (“SAI”) is not a prospectus.   This SAI relates to the prospectus for the AF Advantage® Variable Annuity dated the same day as the SAI. The Prospectus contains information that a prospective investor should know before investing.  For a copy of the Prospectus,
call us at:	e-mail us at:
1.800.662.1113 x 8840	va.help@americanfidelity.com

TABLE OF CONTENTS

NON-PRINCIPAL RISKS OF INVESTING IN THE AF ADVANTAGE® VARIABLE ANNUITY	2
ANNUITY PROVISIONS	2
OFFERING OF THE AF ADVANTAGE® VARIABLE ANNUITY	3
UNDERWRITER	3
CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	3
INVESTMENT CONSULTANT	3
LEGAL OPINION	3
FINANCIAL STATEMENT	3

1

GENERAL INFORMATION AND HISTORY
American Fidelity Assurance Company, which was organized in Oklahoma in 1960, is a wholly owned subsidiary of American Fidelity Corporation, an insurance holding company.  American Fidelity Assurance Company is licensed to conduct life, annuity and accident and health insurance business in 49 states, the District of Columbia, Guam and American Samoa.
American Fidelity Assurance Company established Separate Account B as a separate account under Oklahoma insurance law in 1996 to hold the assets that underlie the AF Advantage® Variable Annuity policies.  Separate Account B is registered with the SEC as a unit investment trust under the Investment Company Act of 1940; its inception date is October 27, 1997.  The Separate Account is divided into multiple sub-accounts.
The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership, an Oklahoma limited partnership.  William M. Cameron and Lynda L. Cameron each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership, through their respective trusts.
NON-PRINCIPAL RISKS OF INVESTING IN THE AF ADVANTAGE® VARIABLE ANNUITY
The non-principal risks of investing in the AF Advantage® Variable Annuity are described in the prospectus.
ANNUITY PROVISIONS
Variable Annuity Payout
An owner may elect a variable annuity payout.  Variable annuity payments reflect the investment performance of the underlying portfolios in accordance with the allocation of the value of the policy to the variable annuity options during the annuity period.  Variable annuity payments are not guaranteed as to dollar amount.
American Fidelity Assurance Company will determine the number of annuity units payable for each payment by dividing the dollar amount of the first annuity payment by the annuity unit value for each applicable sub-account on the annuity date.  This sets the number of annuity units for each applicable sub-account. The number of annuity units payable remains the same unless an owner transfers a portion of the annuity benefit to another variable investment option or to the fixed annuity option.  The dollar amount is not fixed and will change from month to month, depending on the annuity unit value.
The dollar amount of the variable annuity payments for each applicable sub-account after the first payment is determined by multiplying the fixed number of annuity units per payment in each sub-account by the annuity unit value for the last valuation period of the month preceding the month for which the payment is due.  This result is the dollar amount of the payment for each applicable sub-account.  The total dollar amount of each variable annuity payment is the sum of all variable annuity payments reduced by the applicable portion of the policy maintenance charge.
Variable Annuity Unit
The value of an annuity unit for each sub-account was arbitrarily set initially at $10.  The annuity unit value at the end of any subsequent valuation period is determined as follows:
•	The net investment factor for the current valuation period is multiplied by the value of the annuity unit for the sub-account for the immediately preceding valuation period; and
•	The result is then divided by the assumed investment rate factor which equals 1.00 plus the assumed investment rate for the number of days since the preceding valuation date.
An owner can choose either a 1%, 3%, or 5% assumed investment rate.  If one is not chosen, the assumed investment rate will be 3%.
The assumed investment rate is the assumed rate of return used to determine the first annuity payment for a variable annuity option.  A higher assumed investment rate will result in a higher first payment; whereas, choosing a lower assumed investment rate will result in a lower first payment.  Payments will increase whenever the actual return exceeds the chosen rate and payments will decrease whenever the actual return is less than the chosen rate.

2

Fixed Annuity Payout
The dollar amount of each fixed annuity payment will not vary.  The guaranteed annuity payment is based on the guaranteed interest rate stated in the policy issued.
OFFERING OF THE AF ADVANTAGE® VARIABLE ANNUITY
American Fidelity Separate Account B offers the AF Advantage® Variable Annuity primarily to public school educators in grades K-12 (including school administrators and staff) in order to address their retirement savings and other insurance product needs.  This is accomplished by our sales representatives meeting directly with such educators.
UNDERWRITER
American Fidelity Securities, Inc., a wholly owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies.  The policies are offered on a continuous basis.  The aggregate underwriting commissions paid to and retained by American Fidelity Securities in connection with Separate Account B for 2020, 2019 and 2018 were $1,524,602, $1,306,552, and $1,150,037, respectively.
CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The name and address of the person who maintains physical possession of the accounts, books and other documents of American Fidelity Separate Account B required by Section 31(a) of the Investment Company Act of 1940 is set forth in Separate Account B’s most recent report on Form N-CEN.
The financial statements of American Fidelity Separate Account B and the financial statements and schedules of American Fidelity Assurance Company included in this Statement of Additional Information have been audited by[  ], Independent Registered Public Accounting Firm, as stated in its reports appearing herein. [  ] ’s address is [   ].
[Report of Independent Registered Accounting Firm to be provided by post-effective amendment.]
INVESTMENT CONSULTANT
InvesTrust Consulting, LLC, 5100 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts as an investment consultant for the registrant and American Fidelity Assurance Company.  Under the Investment Consultant Agreement, from time to time, InvesTrust Consulting, LLC provides certain reports and information to Separate Account B and American Fidelity Assurance Company.  InvesTrust Consulting, LLC is an indirect subsidiary of American Fidelity Corporation, which owns 100% of American Fidelity Assurance Company.
American Fidelity Assurance Company, the separate account’s depositor, pays any compensation payable to InvesTrust Consulting, LLC for services provided to Separate Account B.  InvesTrust Consulting received $197,630, $175,247 and $160,544 for services provided to Separate Account B in 2020, 2019 and 2018, respectively.
LEGAL OPINION
McAfee & Taft A Professional Corporation, Oklahoma City, Oklahoma, has provided advice on certain matters relating to the federal securities and income tax laws in connection with the policies.
FINANCIAL STATEMENTS
Following are the financial statements of Separate Account B and the financial statements and schedules of American Fidelity Assurance Company.  The financial statements of American Fidelity Assurance Company should be considered only as bearing upon the ability of American Fidelity Assurance Company to meet its obligations under the policies; they should not be considered as bearing on the investment performance of the assets held in Separate Account B.
[Financial Statements to be provided by post-effective amendment.]

3

PART C
OTHER INFORMATION
ITEM 27. EXHIBITS
1
Resolution adopted by the Board of American Fidelity Assurance Company authorizing the establishment of Separate Account B.   Incorporated by reference to Exhibit 99.B1 to Registrant’s registration statement on Form N-4 filed on April 23, 1997. https://www.sec.gov/Archives/edgar/data/1029446/0000928389-97-000109-index.html

3
Amended and Restated Principal Underwriter’s Agreement dated June 10, 2006 between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc.  Incorporated by reference to Exhibit 3 to Post-Effective Amendment No. 13 to Registrant’s registration statement on Form N-4 filed on April 30, 2007.  https://www.sec.gov/Archives/edgar/data/1029446/000090933407000141/afsabex3-123106.htm

3.1
First Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2009.  Incorporated by reference to Exhibit 3.1 to Registrant’s Registration Statement on Post-Effective Amendment No. 27 to Form N-4 filed on April 27, 2018. https://www.sec.gov/Archives/edgar/data/1029446/000106112818000045/exhibit31firstamendment.htm

3.2
Second Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated April 20, 2012.  Incorporated by reference to Exhibit 3.1 to Post-Effective Amendment No. 60 to Registrant’s registration statement on Form N-4 filed on April 30, 2012. https://www.sec.gov/Archives/edgar/data/1029446/000106112812000040/exhibit3-1.htm

3.3
Third Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2015.  Incorporated by reference to Exhibit 3.3 to Registrant’s Registration Statement on Post-Effective Amendment No. 27 to Form N-4 filed on April 27, 2018.  https://www.sec.gov/Archives/edgar/data/1029446/000106112818000045/exhibit33thirdamenment.htm

3.4
Fourth Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated May 24, 2018. Incorporated by reference to Exhibit 3.4 to Registrant’s Registration Statement on Post-Effective Amendment No. 28 to Form N-4 filed on April 30, 2020.  https://www.sec.gov/Archives/edgar/data/1029446/000106112820000031/34fourthamendment.htm

4.1
Flexible Premium Variable and Fixed Deferred Annuity.   Incorporated by reference to Exhibit 99.B4(i) to Registrant’s registration statement on Form N‑4 filed on April 23, 1997.  https://www.sec.gov/Archives/edgar/data/1029446/0000928389-97-000109-index.html

4.2
Loan Rider.  Incorporated by reference to Exhibit 99.B4(ii) to Registrant’s registration statement on Form N‑4 filed on April 23, 1997.  https://www.sec.gov/Archives/edgar/data/1029446/0000928389-97-000109-index.html

4.3
403(b) Annuity Rider.  Incorporated by reference to Exhibit 99B.4(iii) to Registrant’s registration statement on Form N‑4 filed on April 23, 1997.  https://www.sec.gov/Archives/edgar/data/1029446/0000928389-97-000109-index.html

4.4
Individual Retirement Annuity Rider.  Incorporated by reference to Exhibit 99.B4(iv) to Registrant’s registration statement on Form N‑4 filed on April 23, 1997. https://www.sec.gov/Archives/edgar/data/1029446/0000928389-97-000109-index.html

4.5
Flexible Premium Variable and Fixed Deferred Annuity (variable guaranteed minimum interest rate).  Incorporated by reference to Exhibit 4.6 to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-4 filed on April 26, 2004. https://www.sec.gov/Archives/edgar/data/1029446/000090933404000135/policy1-0variablerate.txt

4.6
403(b) Plan Loan Rider.  Incorporated by reference to Exhibit 4.7 to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-4 filed on April 26, 2004. https://www.sec.gov/Archives/edgar/data/1029446/000090933404000135/loanrider-2004.txt

4.7
403(b) Annuity Rider.  Incorporated by reference to Exhibit 4.8 to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-4 filed on April 26, 2004. https://www.sec.gov/Archives/edgar/data/1029446/000090933404000135/annuityrider-2004.txt

5
Application Form.  Incorporated herein by reference to Exhibit 99.B5 to Registrant’s registration statement on Form N‑4 filed on April 23, 1997. https://www.sec.gov/Archives/edgar/data/1029446/0000928389-97-000109-index.html

6.1
Articles of Incorporation of American Fidelity Assurance Company.   Incorporated by reference to Exhibit 99.B6(i) to Pre‑Effective Amendment No. 1 to Registrant’s registration statement on Form N‑4 filed on October 10, 1997.  https://www.sec.gov/Archives/edgar/data/1029446/0000928389-97-000217-index.html

6.2
Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997.  Incorporated by reference to Exhibit 99.B6(ii) to Post‑Effective Amendment No. 1 to Registrant’s registration statement on Form N‑4 filed on April 24, 1998. https://www.sec.gov/Archives/edgar/data/1029446/0000928389-98-000077-index.html

8.1
Fund Participation and Service Agreement dated August 19, 2014 by and among American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company and the American Funds Insurance Series.  Incorporated by reference to Exhibit 8.1 to Post‑Effective Amendment No. 23 to Registrant’s registration statement on Form N‑4 filed on April 30, 2015. https://www.sec.gov/Archives/edgar/data/1029446/000106112815000020/exhibit8-1.htm

8.1.1
Amendment No. 1 to Fund Participation and Service Agreement, dated November 14, 2017, by and between American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series.  Incorporated by reference to Exhibit 8.1.1 to Registrant’s Registration Statement on Post-Effective Amendment No. 27 to Form N-4 filed on April 27, 2018.  https://www.sec.gov/Archives/edgar/data/1029446/000106112818000045/exhibit811amendment.htm

8.1.2
Rule 22c-2 Agreement dated September 12, 2014 between American Fidelity Assurance Company and American Funds Service Company.  Incorporated by reference to Exhibit 8.1.1 to Post‑Effective Amendment No. 23 to Registrant’s registration statement on Form N‑4 filed on April 30, 2015.  https://www.sec.gov/Archives/edgar/data/1029446/000106112815000020/exhibit8_1-1.htm

8.1.3
Business Agreement dated August 19, 2014 by and among American Fidelity Assurance Company, American Fidelity Securities, Inc., American Funds Distributors, Inc. and Capital Research and Management Company. Incorporated by reference to Exhibit 8.1.2 to Post‑Effective Amendment No. 23 to Registrant’s registration statement on Form N‑4 filed on April 30, 2015.  https://www.sec.gov/Archives/edgar/data/1029446/000106112815000020/exhibit8_1-2.htm

8.3
Fund Participation Agreement dated May 13, 1997 between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), as amended by Amendment thereto effective January 1, 1999.  Incorporated by reference to Exhibit 8.2 to Post-Effective Amendment No. 2 to Registrant’s registration statement on Form N-4 on April 30, 1999.  https://www.sec.gov/Archives/edgar/data/1029446/0000950134-99-003391-index.html

8.3.1
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), dated March 1, 2001.  Incorporated by reference to Exhibit 8.3 to Post-Effective Amendment No. 5 to Registrant’s registration statement on Form N-4 filed on April 30, 2001.  https://www.sec.gov/Archives/edgar/data/1029446/000090933401500006/sab83.txt

8.3.2
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund) dated June 3, 2002.  Incorporated by reference to Exhibit 8.5 to Post-Effective Amendment No. 7 to Registrant’s registration statement on Form N-4 filed April 7, 2003.  https://www.sec.gov/Archives/edgar/data/1029446/000090933403000144/0000909334-03-000144-index.htm

8.3.3
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a “The Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund)”) dated November 1, 2010.  Incorporated by reference to Exhibit 8.3.3 to Post-Effective Amendment No. 18 to Registrant’s registration statement on Form N-4 filed on April 29, 2011.  https://www.sec.gov/Archives/edgar/data/1029446/000106112811000034/afsabex833-2011.htm

8.3.4
Amendment No. 5 to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a “The Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund)”) dated April 15, 2011.  Incorporated by reference to Exhibit 8.3.9 to Post-Effective Amendment No. 18 to Registrant’s registration statement on Form N-4 filed on April 29, 2011.  https://www.sec.gov/Archives/edgar/data/1029446/000106112811000034/afsabex839-2011.htm

8.3.5
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, Dreyfus Stock Index Fund, Inc. (formerly known as “The Dreyfus Life and Annuity Index Fund, Inc. [d/b/a/ Dreyfus Stock Index Fund]”), and The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (formerly known as “The Dreyfus Socially Responsible Growth Fund, Inc.) dated July 1, 2017. Incorporated by reference to Exhibit 8.3.5 to Registrant’s Registration Statement on Post-Effective Amendment No. 27 to Form N-4 filed on April 27, 2018.   https://www.sec.gov/Archives/edgar/data/1029446/000106112818000045/exhibit835amdtofundpartagrmt.htm

8.3.6
Agreement dated May 13, 1997 between American Fidelity Assurance Company and The Dreyfus Corporation.  Incorporated by reference to Exhibit 8.18 to Post-Effective Amendment No. 10 to Registrant’s registration statement on Form N-4 filed March 31, 2005.  https://www.sec.gov/Archives/edgar/data/1029446/000090933405000093/sab-exh818.txt

8.3.7
Amendment to the Agreement between The Dreyfus Corporation and American Fidelity Assurance Company dated January 1, 1999.  Incorporated by reference to Exhibit 8.19 to Post-Effective Amendment No. 10 to Registrant’s registration statement on Form N-4 filed March 31, 2005.  https://www.sec.gov/Archives/edgar/data/1029446/000090933405000093/sab-exh819.txt

8.3.8
Amendment No. 2 to the Agreement between The Dreyfus Corporation and American Fidelity Assurance Company dated March 15, 2005.  Incorporated by reference to Exhibit 8.23 to Post-Effective Amendment No. 11 to Registrant’s registration statement on Form N-4 filed April 27, 2005.  https://www.sec.gov/Archives/edgar/data/1029446/000090933405000122/sab-exh823.txt

8.3.9
Amendment to Agreement by and between The Dreyfus Corporation and each of American Fidelity Assurance Company and American Fidelity Securities, Inc. dated November 1, 2010.  Incorporated by reference to Exhibit 8.3.7 to Post-Effective Amendment No. 18 to Registrant’s registration statement on Form N-4 filed on April 29, 2011.  https://www.sec.gov/Archives/edgar/data/1029446/000106112811000034/afsabex837-2011.htm

8.3.10
Amendment to Agreement by and between The Dreyfus Corporation and each of American Fidelity Assurance Company and American Fidelity Securities, Inc. dated July 1, 2017. Incorporated by reference to Exhibit 8.3.10 to Registrant’s Registration Statement on Post-Effective Amendment No. 27 to Form N-4 filed on April 27, 2018.  https://www.sec.gov/Archives/edgar/data/1029446/000106112818000045/exhibit8310amdtoagrmt.htm

8.3.11
2006 Supplemental Agreement (22c-2 Agreement) dated October 1, 2006 by and between Dreyfus Service Corporation and American Fidelity Assurance Company.  Incorporated by reference to Exhibit 8.3.6 to Post-Effective Amendment No. 13 to Registrant’s registration statement on Form N-4 filed on April 30, 2007. https://www.sec.gov/Archives/edgar/data/1029446/000090933407000141/afsabex836-123106.htm

8.4
Participation Agreement among Vanguard Variable Insurance Fund and The Vanguard Group, Inc. and Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005.  Incorporated by reference to Exhibit 8.26 to Post-Effective Amendment No. 11 to Registrant’s registration statement on Form N-4 filed April 27, 2005. – https://www.sec.gov/Archives/edgar/data/1029446/000090933405000122/sab-exh826.txt

8.4.1
Amendment (22c-2 Agreement) to Participation Agreement dated July 12, 2006 by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company.  Incorporated by reference to Exhibit 8.5.1 to Post-Effective Amendment No. 13 to Registrant’s registration statement on Form N-4 filed on April 30, 2007.  https://www.sec.gov/Archives/edgar/data/1029446/000090933407000141/afsabex851-123106.htm

8.4.2
Second Amendment to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated April 13, 2010.  Incorporated by reference to Exhibit 8.5.2 to Post-Effective Amendment No. 17 to Registrant’s registration statement on Form N-4 filed on April 29, 2010.  https://www.sec.gov/Archives/edgar/data/1029446/000095012310040419/d72430exv8w5w2.htm

8.4.3
Amendments dated January 2, 2014 to Schedules A and B of Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005, as amended.   Incorporated by reference to Exhibit 8.4.3 to Post‑Effective Amendment No. 23 to Registrant’s registration statement on Form N‑4 filed on April 30, 2015.  https://www.sec.gov/Archives/edgar/data/1029446/000106112815000020/exhibit8_4-3.htm

8.5
Amended and Restated Investment Consultant Agreement between American Fidelity Assurance Company and InvesTrust Consulting, L.L.C. effective October 30, 2017.  Incorporated by reference to Exhibit 8.5 to Registrant’s Registration Statement on Post-Effective Amendment No. 27 to Form N-4 filed on April 27, 2018.  https://www.sec.gov/Archives/edgar/data/1029446/000106112818000045/exhibit85.htm

9*	Opinion and Consent of Counsel.
10**	Consent of Independent Registered Public Accounting Firm.
11*	Form of Initial Summary Prospectus.
12*	Power of Attorney
99*	Relationship chart.
*	Filed herewith.
**	To be filed by Post-Effective Amendment.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR
The following are the executive officers and directors of American Fidelity Assurance Company:

Name and Principal Business Address	Positions and Offices with Depositor
Gregory S. Allen 1515 London Road Charlottesville, Virginia 22901	Director
John M. Bendheim, Jr. 361 Canon Drive Beverly Hills, California 90210	Director
Ronald J. Byrne 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Vice President
Lynda L. Cameron 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Director
William M. Cameron 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Chairman of the Board, Chief Executive Officer, Director
John Cassil 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Vice President, Chief Financial Officer, Treasurer
William E. Durrett 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Chairman of the Board, Director
Charles R. Eitel 2209 Miramonte Court Naples, Florida 34105	Director
Theodore M. Elam 8th Floor, Two Leadership Square 211 North Robinson Oklahoma City, Oklahoma 73102	Director
Lynn Fritz 3909 Frei Road Sebastopol, CA 95472	Director
Caroline Ikard 9000 Cameron Parkway Oklahoma City, OK 73114	Director
Christopher T. Kenney 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Vice President, General Counsel, Secretary
Paula Marshall 2727 East 11th Street Tulsa, Oklahoma 74104	Director
Tom J. McDaniel 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Director
Stephen M. Prescott, M.D. 825 N.E. 13th St. Oklahoma City, OK 73104	Director

Jeanette Rice 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	President, Chief Operations Officer
Henry Sohn 45B Portage Avenue Palo Alto, CA 94306	Director
Gary E. Tredway 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Executive Vice President
ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
A relationship included as Exhibit 99.  The subsidiaries of American Fidelity Assurance Company reflected in the chart are included in the consolidated financial statements of American Fidelity Assurance Company in accordance with generally accepted accounting principles.
ITEM 30.                INDEMNIFICATION
The Bylaws of American Fidelity Assurance Company (Article VIII, Section 3) provide, in part, that:
(a) American Fidelity Assurance Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of American Fidelity Assurance Company) by reason of the fact that he is or was a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), amounts paid in settlement (whether with or without court approval), judgments, fines actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was not unlawful.
(b) American Fidelity Assurance Company shall indemnify every person who is or was a party or is or was threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of American Fidelity Assurance Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of American Fidelity Assurance Company, or is or was serving at the request of American Fidelity Assurance Company as a director, officer, employee, or agent or in any other capacity of or in another corporation, or a partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or not taken by him while acting in such capacity, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such threatened, pending, or completed action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company. The termination of any such threatened or actual action or suit by a settlement or by an adverse judgment or order shall not of itself create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company. Nevertheless, there shall be no indemnification with respect to expenses incurred in connection with any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to American Fidelity Assurance Company, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.
(c) To the extent that a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Subsections (a) and (b) hereof, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with such defense.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted directors and officers or controlling persons of the Registrant pursuant to the foregoing, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS
(a) American Fidelity Securities, Inc. is the principal underwriter for the Registrant, American Fidelity Separate Account A and American Fidelity Separate Account C.
(b) The following persons are the officers and directors of American Fidelity Securities, Inc.  The principal business address for each of the following officers and directors is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.

Name and Principal Business Address	Positions and Offices with Underwriter
Timothy H. Bolden	Director, Vice President AML; Investment Company and Variable Contract Products Principal
Sal Cristofaro	Vice President, Chief Operations Officer; Investment Company and Variable Contract Products Principal; Introducing Broker-Dealer Financial and Operations Principal
Rafael Garcia	Director; Investment Company and Variable Contract Products Principal
Cherie L. Horsfall	Assistant Vice President; Investment Company and Variable Contract Products Principal
Christopher T. Kenney	Chairman of the Board, Chief Executive Officer and President; Investment Company and Variable Contract Products Principal
Linda Overfield	Assistant Vice President AML, Privacy, Licensing; Investment Company and Variable Contract Products Principal
Jennifer Wheeler	Vice President, Chief Compliance Officer and Secretary; Investment Company and Variable Contract Products Principal
Shirley K. Williams	Assistant Vice President, Chief Financial Officer and Treasurer; Financial and Operations Principal

(c) The commissions received by American Fidelity Securities, Inc. in connection with Separate Account B in 2020 were $ 1,524,602, representing the 0.10% Distribution Fee, withdrawal charges and policy maintenance charge to the Registrant.  It received no other compensation from or on behalf of the Registrant during the year.
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
This information is included in the Registrant’s most recent report on Form N-CEN.
ITEM 33. MANAGEMENT SERVICES
Not Applicable.

ITEM 34. FEE REPRESENTATION
American Fidelity Assurance Company hereby represents that the fees and charges deducted under the policies described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Fidelity Assurance Company.
OTHER REPRESENTATIONS
American Fidelity Assurance Company hereby represents that it is relying upon a No‑Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP‑6‑88) and that the following provisions have been complied with:
1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;
2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;
3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;
4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf, in the City of Oklahoma City and State of Oklahoma on February 25, 2021.

AMERICAN FIDELITY SEPARATE ACCOUNT B (Registrant) By: American Fidelity Assurance Company (Depositor)
By:	/s/Ronald J. Byrne
Ronald J. Byrne, Senior Vice President

AMERICAN FIDELITY ASSURANCE COMPANY (Depositor)
By:	/s/Ronald J. Byrne
Ronald J. Byrne, Senior Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth  below as of February 25, 2021.

Signature
/s/Lynn Fritz*
Gregory S. Allen, Director	Lynn Fritz, Director
/s/John M. Bendheim*
John M. Bendheim, Director	Caroline Ikard, Director
/s/Ronald J. Byrne*
Ronald J. Byrne, Senior Vice President	Paula Marshall, Director
/s/Tom J. McDaniel*
Lynda L. Cameron, Director	Tom J. McDaniel, Director
/s/William M. Cameron*	/s/Stephen M. Prescott*
William M. Cameron, Chairman of the Board and Chief Executive Officer	Stephen M. Prescott, Director
/s/John Cassil*	/s/Jeanette Rice*
John Cassil, Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	Jeanette Rice, President and Chief Operations Officer (Principal Executive Officer)
/s/Henry Sohn*
William E. Durrett, Senior Chairman of the Board and Director	Henry Sohn, Director

Charles R. Eitel, Director
/s/Theodore M. Elam*
Theodore M. Elam, Director

*By: /s/Christopher T. Kenney
Christopher T. Kenney, Attorney in fact,
pursuant to the Power of Attorney filed herewith.

EXHIBIT INDEX
EXHIBIT NUMBER	DESCRIPTION	METHOD OF FILING
1	Resolution adopted by the Board of American Fidelity Assurance Company authorizing the establishment of the Separate Account.	Incorporated by reference
3	Amended and Restated Principal Underwriter’s Agreement dated July 10, 2006 between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc.	Incorporated by reference
3.1
First Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2009.
Incorporated by reference
3.2
Second Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc., dated April 20, 2012.
Incorporated by reference
3.3
Third Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2015.
Incorporated by reference
3.4
Fourth Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated May 24, 2018.
Incorporated by reference
4.1	Flexible Premium Variable and Fixed Deferred Annuity.	Incorporated by reference
4.2	Loan Rider.	Incorporated by reference
4.3	403(b) Annuity Rider.	Incorporated by reference
4.4	Individual Retirement Annuity Rider.	Incorporated by reference
4.5	Flexible Premium Variable and Fixed Deferred Annuity (variable guaranteed minimum interest rate).	Incorporated by reference
4.6	403(b) Plan Loan Rider.	Incorporated by reference
4.7	403(b) Annuity Rider.	Incorporated by reference
5	Application Form.	Incorporated by reference
6.1	Articles of Incorporation of American Fidelity Assurance Company.	Incorporated by reference
6.2	Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997.	Incorporated by reference

8.1
Fund Participation and Service Agreement dated August 19, 2014 by and among American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company and the American Funds Insurance Series.
Incorporated by reference
8.1.1
Amendment No. 1 to Fund Participation and Service Agreement, dated November 14, 2017, by and between American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series.
Incorporated by reference
8.1.2	Rule 22c-2 Agreement dated September 12, 2014 between American Fidelity Assurance Company and American Funds Service Company.	Incorporated by reference
8.1.3
Business Agreement dated August 19, 2014 by and among American Fidelity Assurance Company, American Fidelity Securities, Inc., American Funds Distributors, Inc. and Capital Research and Management Company.
Incorporated by reference
8.3
Fund Participation Agreement dated May 13, 1997 between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), as amended by Amendment thereto effective January 1, 1999.
Incorporated by reference
8.3.1
Amendment to Fund Participation Agreement dated May 13, 1997 between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), dated March 1, 2001.
Incorporated by reference
8.3.2
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund) dated June 3, 2002.
Incorporated by reference
8.3.3
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investments Fund, Dreyfus Investment Portfolios, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a/ “The Dreyfus Life and Annuity Index Fund (d/b/a Dreyfus Stock Index Fund)”) dated November 1, 2010.
Incorporated by reference

8.3.4
Amendment No. 5 to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a “The Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund)”) dated April 15, 2011.
Incorporated by reference
8.3.5
Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, Dreyfus Stock Index Fund, Inc. (formerly known as “The Dreyfus Life and Annuity Index Fund, Inc. [d/b/a/ Dreyfus Stock Index Fund]”), and The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (formerly known as “The Dreyfus Socially Responsible Growth Fund, Inc.) dated July 1, 2017.
Incorporated by reference
8.3.6	Agreement dated May 13, 1997 between American Fidelity Assurance Company and The Dreyfus Corporation.	Incorporated by reference
8.3.7	Amendment to the Agreement between The Dreyfus Corporation and American Fidelity Assurance Company dated January 1, 1999.	Incorporated by reference
8.3.8	Amendment No. 2 to the Agreement between the Dreyfus Corporation and American Fidelity Assurance Company Dated March 15, 2005.	Incorporated by reference
8.3.9	Amendment to Agreement by and between the Dreyfus Corporation and each of American Fidelity Assurance Company and American Fidelity Securities, Inc. dated November 1, 2010.	Incorporated by reference
8.3.10	Amendment to Agreement by and between The Dreyfus Corporation and each of American Fidelity Assurance Company and American Fidelity Securities, Inc. dated July 1, 2017.	Incorporated by reference
8.3.11	2006 Supplemental Agreement (22c-2 Agreement) dated October 1, 2006 by and between Dreyfus Service Corporation and American Fidelity Assurance Company.	Incorporated by reference
8.4	Participation Agreement among Vanguard Variable Insurance Fund and The Vanguard Group, Inc. and Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005.	Incorporated by reference

8.4.1
Amendment (22c-2 Agreement) to Participation Agreement dated July 12, 2006 by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company.
Incorporated by reference
8.4.2
Second Amendment to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated April 13, 2010.
Incorporated by reference
8.4.3
Amendments dated January 2, 2014 to Schedules A and B of Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005, as amended.
Incorporated by reference
8.5	Amended and Restated Investment Consultant Agreement between American Fidelity Assurance Company and InvesTrust Consulting, L.L.C. effective October 30, 2017.	Incorporated by reference
9	Opinion and Consent of Counsel.	Filed herewith
10	Consent of Independent Registered Public Accounting Firm.	To be filed by post-effective amendment
11	Form of Initial Summary Prospectus	Filed herewith
12	Power of Attorney	Filed herewith
99	Relationship chart.	Filed herewith